EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of McCormick & Company, Incorporated (the “Company”) on Form 10-K for the period ending November 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan D. Wilson, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan D. Wilson
Alan D. Wilson
President & Chief
Executive Officer

Date: January 28, 2008